For Maryland Residents Only

                             February 15, 1996

                      DELAWARE GROUP TREND FUND, INC.
                              A Class Shares
                              B Class Shares
                              C Class Shares

            (Supplement to Prospectus dated November 29, 1995)

SYNOPSIS

     The following supplements the information in the Synopsis on page 2:

          Risk Factors and Special Considerations

                    The prices of common stocks, especially those
               of smaller companies, tend to fluctuate, particularly in the shorter term. Investors should be willing to accept the risks associated with investments in growth-oriented securities, some of which may be speculative and subject the Fund to an additional risk.

INVESTMENT OBJECTIVE AND POLICIES

     The following replaces the caption "INVESTMENT STRATEGY" on page 8:

          Investment Strategy And Certain Risk Factors

     The following replaces the last sentence of the last paragraph of the Investment Strategy and Certain Risk Factors section on page 8:

               Part B provides more information concerning the Fund's investment policies, restrictions and risk factors.